Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGERS

This FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGERS (this “Amendment”), dated as of January 29, 2016, is by and among, Financial Engines, Inc. , a Delaware corporation (“Purchaser”), Mayberry Acquisition Sub I, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Purchaser (“Merger Sub 1”), Mayberry Acquisition Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Purchaser (“Merger Sub 1A”), Mayberry Acquisition Sub II, LLC, a Delaware limited liability company and a wholly owned third tier subsidiary of Merger Sub 1 (“Merger Sub 2” and, together with Merger Sub 1 and Merger Sub 1A, the “Merger Subs”), Kansas City 727 Acquisition Corporation, a Delaware corporation (“KC Blocker”), TMFS Holdings, Inc., a Nevada corporation (“Management Blocker” and, together with KC Blocker, the “Blocker Entities”), Kansas City 727 Acquisition LLC, a Delaware limited liability company (the “Company”) (each of Purchaser, the Merger Subs, KC Blocker, Management Blocker and the Company, a “Party” and collectively, the “Parties”), and, solely in its capacity as representative of Sellers, WP Fury Holdings, LLC, a Delaware limited liability company, (in such capacity, the “Sellers’ Representative”) (each of Purchaser, the Merger Subs, KC Blocker, Management Blocker, the Company and Sellers’ Representative, a “Party” and collectively, the “Parties”). Capitalized terms used herein and not otherwise defined shall have the same meanings as set forth in the Agreement and Plan of Mergers, dated as of November 5, 2015, by and among the Parties (the “Agreement”).

WHEREAS, Section 13.7 of the Agreement provides that amendments that are not disproportionately adverse to KC Blocker or Management Blocker may be made to the Agreement by execution of an instrument in writing signed by Purchaser and the Company; and

WHEREAS, Purchaser and the Company wish to amend the Agreement as set forth below, which amendments are not disproportionately adverse to KC Blocker or Management Blocker.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements and provisions herein contained, the receipt and sufficiency of which is hereby acknowledged, Purchaser and the Company agree as follows:

1.	Amendments to Section 1.1.

a.	The definition of the term “Average Purchaser Closing Price” set forth in Section 1.1 of the Agreement is deleted in its entirety and replaced with the following:

“‘Average Purchaser Closing Price’ means the average, rounded down to the nearest whole dollar, of the closing sale prices of Purchaser Common Stock on The NASDAQ Stock Market, as reported by The Wall Street Journal for the fifteen (15) trading days immediately preceding the date the Company delivers the Estimated Closing Statement that serves as the basis for the Closing in accordance with Section 2.6(a).”

b.	The definition of the term “Closing Working Capital” set forth in Section 1.1 of the Agreement is deleted in its entirety and replaced with the following:

“‘Closing Working Capital’ means an amount, which may be a negative number, equal to (a) the Transferred Entities’ Working Capital as of 11:59 p.m. Eastern time on the day immediately preceding the Closing Date minus (b) the Target Working Capital.”

c.	The definition of the term “Estimated Working Capital Payment” set forth in Section 1.1 of the Agreement is deleted in its entirety and replaced with the following:

“‘Estimated Working Capital Payment’ means an amount, which may be a negative number, equal to (a) the Transferred Entities’ estimated Working Capital as of 11:59 p.m. Eastern time on the day immediately preceding the Closing Date, as set forth on the Estimated Closing Statement, minus (b) the Target Working Capital.”

2. Amendments to Sections 2.6(a) and 2.10(a). References to “11:59 p.m. Eastern time on the Business Day immediately preceding the Closing Date” set forth in Sections 2.6(a) and 2.10(a) of the Agreement and Exhibit B of the Agreement are hereby deleted in their entirety and replaced with the following:

“11:59 p.m. Eastern time on the day immediately preceding the Closing Date”.

3. Full Force and Effect. Except as expressly amended hereby, each term, provision, Exhibit and Schedule of the Agreement will and does remain in full force and effect.

4. Miscellaneous Provisions. Sections 13.1 (Interpretation; Absence of Presumption), 13.2 (Governing Law; Jurisdiction and Forum; Waiver of Jury Trial; No Recourse), 13.7 (Amendments and Waivers), 13.8 (Severability) and 13.11 (Counterparts) of the Agreement are incorporated to this Amendment, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been signed by or on behalf of each of Purchaser and the Company as of the day first above written.

FINANCIAL ENGINES, INC. as Purchaser

By:	/s/ Lawrence M. Raffone
Name:	Lawrence M. Raffone
Title:	President and Chief Executive Officer

KANSAS CITY 727 ACQUISITION LLC as the Company

By:	/s/ John Bunch
Name:	John Bunch
Title:	Chief Executive Officer

[Signature Page to First Amendment to Merger Agreement]